FINANCIAL SUPPLEMENT NYSE: CIM 1st Quarter 2018

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency Portfolio Total Portfolio Gross Asset Yield: 6.9% 3.4% 6.2% Financing Cost(3): 4.1% 2.0% 3.7% Net Interest Spread: 2.8% 1.4% 2.5% Net Interest Margin: 3.3% 1.8% 3.0% All data as of March 31, 2018 (1) Financing excludes unsettled trades. (2) Reflects first quarter 2018 average assets, yields, and spreads. (3) Includes the interest incurred on interest rate swaps. Net Investment Analysis(2) 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $3.1 $0.6 $3.9 $3.3 $9.5 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency Portfolio Total Assets: 4.6 billion(1) Residential Mortgage Credit Portfolio Total Assets: 16.4 billion(1) 84% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 March 31, 2018 Total Portfolio: $20.9 billion Non-Agency MBS Agency MBS Loan Portfolio 13% 22% 65% GAAP ASSET ALLOCATION(1) (1) Based on fair value. Chimera securitized $549 million of residential mortgage loans in the first quarter of 2018 December 31, 2017 Total Portfolio: $20.9 billion Non-Agency MBS Agency MBS Loan Portfolio 14% 21% 65%

Information is unaudited, estimated and subject to change. 4 March 31, 2018 Total Financing: $16.7 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 20% 23% 57% GAAP FINANCING SOURCES Total Leverage(1): 4.6:1 Recourse Leverage(1): 2.0:1 December 31, 2017 Total Financing: $16.8 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 19% 24% 57% (1) Leverage ratios as of March 31, 2018 (2) Consists of tranches of RMBS and loan securitizations sold to third parties.

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)		At Issuance / Acquisition			March 31, 2018		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2018	CIM 2018-R2	$380,292	$266,204	114,088	$380,292	$266,204	$114,088
2018	CIM 2018-R1	169,032	140,297	28,735	169,032	140,297	28,735
2017	CMLTI 2017-RP2	421,329	42,133	379,196	408,748	103,463	305,285
2017	CIM 2017-8[(1)]	1,148,050	688,829	459,221	1,095,472	636,401	459,071
2017	CIM 2017-7	512,446	301,062	211,384	483,442	313,067	170,375
2017	CIM 2017-6	782,725	626,179	156,546	727,978	570,627	157,351
2017	CIM 2017-5	377,034	75,407	301,627	346,898	45,347	301,551
2017	CIM 2017-4	830,510	710,003	120,507	664,003	548,951	115,052
2017	CIM 2017-3	2,434,640	2,113,267	321,373	2,069,526	1,748,418	321,108
2017	CIM 2017-2	331,440	248,580	82,860	290,364	207,320	83,044
2017	CIM 2017-1	526,267	368,387	157,880	450,136	293,139	156,997
2016	CIM 2016-FRE1	185,811	115,165	70,646	160,004	88,852	71,152
2016	CIM 2016-4[(1)]	601,733	493,420	108,313	489,829	379,794	110,035
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,328,775	1,066,141	262,634
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,343,666	1,076,717	266,949
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,130,710	903,758	226,952
2015	CIM 2015-4AG[(1)]	750,647	425,000	325,647	502,371	315,119	187,252
2015	CIM 2015-3AG[(1)]	698,812	520,935	177,877	441,967	286,378	155,589
2015	CIM 2015-2AG[(1)]	330,293	276,998	53,295	201,300	154,212	47,088
2012	CSMC 2012-CIM1	741,939	707,810	34,129	53,721	25,487	28,234
2012	CSMC 2012-CIM2	425,091	404,261	20,830	45,279	27,275	18,004
2012	CSMC 2012-CIM3	329,886	305,804	24,082	115,931	97,242	18,689
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	42,935	31,273	11,662
	TOTAL	**$17,605,289**	**$13,617,277**	**$3,988,012**	**$12,942,379**	**$9,325,482**	**$3,616,897**

(1) Contains collateral from Springleaf deals acquired in 2014.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition March 31, 2018 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 203,750 — 203,750 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 486,588 3,443 483,145 2010 CSMC 2010-11R 566,571 338,809 227,762 193,230 — 193,230 2009 CSMC 2009-12R 1,730,698 915,566 815,132 460,284 84,623 375,661 2009 JPMRR 2009-7 1,522,474 856,935 665,539 419,677 101,377 318,300 2009 JMAC 2009-R2 281,863 192,500 89,363 73,215 19,378 53,837 TOTAL 6,199,458 2,995,440 3,204,018 1,836,744 208,821 1,627,923 % of origination remaining 30% 7% 51% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

AGENCY & REPO SUMMARY

Agency Securities – As of March 31, 2018

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$828,730	100.4	7.9
	4.00%	1,276,070	102.8	11.9
	4.50%	160,833	105.5	15.1
Commercial	3.6%	2,153,980	99.7	—
Agency IO	0.7%	N/M[2]	3.3	8.0
Total		**$4,419,613**		

Agency Securities – As of December 31, 2017

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$850,775	102.9	9.9
	4.00%	1,207,687	104.9	13.4
	4.50%	168,666	106.8	14.0
Commercial	3.6%	1,894,594	102.3	—
Agency IO	0.7%	N/M[2]	3.5	3.1
Total		**$4,121,722**		

Repo Days to Maturity – As of March 31, 2018

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$1,844,287	1.70%	
30 to 59 days	887,135	1.80%	
60 to 89 days	579,055	1.91%	
Total	**$3,310,477**	**1.77%**	**32 Days**

Repo Days to Maturity – As of December 31, 2017

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$2,124,925	1.44%	
30 to 59 days	647,890	1.48%	
60 to 89 days	429,241	1.63%	
Total	**$3,202,056**	**1.47%**	**28 Days**

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $3.0 billion and $3.0 billion as of March 31, 2018 and December 31, 2017 respectively.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,842,053 $ 4,703,683 $ 4,557,799 $ 4,407,918 $ 4,256,875 Percentage Change 6.2% 3.2% - (3.3)% (6.6)% Swap Market Value (173,915) (84,994) - 84,348 165,956 Percentage Change (3.8)% (1.9)% - 1.9% 3.6 % Futures Market Value (34,235) (16,884) - 16,432 32,423 Percentage Change (0.8)% (0.4)% - 0.4% 0.7 % Net Gain/(Loss) $ 76,104 $ 44,006 - $ (49,101) $ (102,545) Percentage Change in Portfolio Value(1) 1.7% 1.0% - (1.1)% (2.2)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 33% 23% 36% 8% INTEREST RATE SENSITIVITY Chimera added to its Agency Commercial and hedge portfolios during the quarter Total Notional Balance - Derivative Instruments March 31, 2018 December 31, 2017 Agency Interest Rate Swaps 3,358,900 3,011,400 Swaptions 361,000 391,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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